SUPPLEMENT DATED JUNE 23, 2008

TO PROSPECTUS DATED MAY 1, 2008

Prudential Variable Contract Account GI-2

WITH RESPECT TO

GROUP VARIABLE UNIVERSAL LIFE

The following replaces the section “Monthly Deductions From the Certificate Fund” on page 13 of The Prudential Group Variable Universal Life prospectus:

Monthly Deductions From the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option You have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some group plans, we may deduct them when we receive the premium payments from the Participant. If we have not received the premium payment within 25 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. If the Certificate Fund balance is not at least equal to the monthly charges, we will send You a notice to tell You that your insurance is going to end, how much You must pay to stop it from ending, and when You must pay. We will send the notice to the last known address we have on file for you. Your payment must be received by the later of 61 days after the Monthly Deduction Date and 30 days after the date we mailed You the notice. If you do not make the payment, your Certificate will end and have no value. See the Lapse section.

GVULSUP101 Ed. 6/2008